UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material under §240.14a-12

METROPOLITAN WEST FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]       No fee required.

[   ]       Fee paid previously with preliminary materials.

[   ]       Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Metropolitan West Funds
515 South Flower Street
Los Angeles, California 90071

January 10, 2024

Dear Shareholder:

The enclosed Notice of Special Meeting of Shareholders and Proxy Statement contain important information about the election of nine Trustees to the Board of Trustees (the “Board”) of Metropolitan West Funds (the “Trust” and the series thereof, the “Funds”) at a Special Meeting of Shareholders to be held on February 15, 2024 (the “Meeting”).

The Trustees voted unanimously to approve the recommendation. The Board believes this recommendation is in the best interests of the Funds and their shareholders. The Board recommends that you vote in favor of the proposal in the Proxy Statement.

The Proxy Statement describes the voting process for shareholders. We ask you to read the Proxy Statement carefully and vote in favor of approval of the proposal. The election returns will be reported at the Meeting. Please return or submit your proxy card in the postage-paid envelope, on-line or by telephone as soon as possible.

Sincerely,

/s/ Peter Davidson
Peter Davidson
Vice President and Secretary

METROPOLITAN WEST FUNDS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 15, 2024

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the “Meeting”) of the Metropolitan West AlphaTrak 500 Fund, Metropolitan West Corporate Bond Fund, Metropolitan West Sustainable Securitized Fund, Metropolitan West Flexible Income Fund, Metropolitan West Floating Rate Income Fund, Metropolitan West High Yield Bond Fund, Metropolitan West Intermediate Bond Fund, Metropolitan West Investment Grade Credit Fund, Metropolitan West Low Duration Bond Fund, Metropolitan West Opportunistic High Income Credit Fund, Metropolitan West Strategic Income Fund, Metropolitan West Total Return Bond Fund, Metropolitan West Ultra Short Bond Fund and Metropolitan West Unconstrained Bond Fund (each a “Fund” and, together, the “Funds”), each a series of the Metropolitan West Funds (the “Trust”), whose principal executive office is located at 515 South Flower Street, Los Angeles, California 90071, will be held on February 15, 2024 at 9:00 a.m. Pacific Time at TCW, 515 South Flower Street, Los Angeles, California 90071 to approve the election of nine Trustees of the Trust, as named in the attached proxy statement, to serve on the Board of Trustees until their successors have been duly elected and qualified.

Shareholders of record of the Funds at the close of business on January 5, 2024 (the “Record Date”) are entitled to notice of, and to vote on, the proposal at the Meeting or any adjournment thereof.

By Order of the Board of Trustees

/s/ Peter Davidson
Peter Davidson
Vice President and Secretary

Dated: January 10, 2024

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.
YOUR VOTE IS IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN.

PLEASE RETURN OR SUBMIT YOUR PROXY CARD PROMPTLY
IN ACCORDANCE WITH THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD.

As a shareholder of the Funds, you are asked to attend the Meeting either in person or by proxy. If you are unable to attend the Meeting in person, we urge you to vote by proxy. You can do this by completing, signing, dating and promptly returning or submitting the enclosed proxy card in the enclosed postage-prepaid envelope, on-line or by telephone. Your prompt voting by proxy will help assure a quorum at the Meeting and avoid additional expenses to the Funds associated with further solicitation. Voting by proxy will not prevent you from voting your shares in person at the Meeting. You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Trust a written notice of revocation or a subsequently signed proxy card.

METROPOLITAN WEST FUNDS
515 South Flower Street
Los Angeles, California 90071

PROXY STATEMENT

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by or on behalf of the Board of Trustees (the “Board”) of Metropolitan West Funds (the “Trust”) for use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held on February 15, 2024 at 9:00 a.m. Pacific Time at TCW, 515 South Flower Street, Los Angeles, California 90071, and at any adjournment thereof. The Trust expects to mail this Proxy Statement, Notice of Special Meeting of Shareholders and the accompanying proxy card on or about January 10, 2024 to shareholders of record of the Trust as of January 5, 2024 (the “Record Date”).

The Trust is an open-end, management investment company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The principal executive offices of the Trust are located at 515 South Flower Street, Los Angeles, California 90071. The Trust offers shares of fourteen separate operational series or funds (each of which may offer more than one share class): Metropolitan West AlphaTrak 500 Fund, Metropolitan West Corporate Bond Fund, Metropolitan West Sustainable Securitized Fund, Metropolitan West Flexible Income Fund, Metropolitan West Floating Rate Income Fund, Metropolitan West High Yield Bond Fund, Metropolitan West Intermediate Bond Fund, Metropolitan West Investment Grade Credit Fund, Metropolitan West Low Duration Bond Fund, Metropolitan West Opportunistic High Income Credit Fund, Metropolitan West Strategic Income Fund, Metropolitan West Total Return Bond Fund, Metropolitan West Ultra Short Bond Fund and Metropolitan West Unconstrained Bond Fund. Each series of the Trust other than the Metropolitan West AlphaTrak 500 Fund, the Metropolitan West Floating Rate Income Fund, the Metropolitan West Low Duration Bond Fund, the Metropolitan West Total Return Bond Fund and the Metropolitan West Unconstrained Bond Fund has two classes of shares of beneficial interest, Class M and Class I. The Metropolitan West Low Duration Bond Fund and the Metropolitan West Total Return Bond Fund each also has an Administrative Class of shares of beneficial interest. The Metropolitan West Floating Rate Income Fund, the Metropolitan West Total Return Bond Fund and the Metropolitan West Unconstrained Bond Fund each also has a Plan Class of shares of beneficial interest. The Metropolitan West Total Return Bond Fund additionally has an I-2 Class of shares of beneficial interest.

Voting; Revocation of Proxies

All proxies solicited by the Board, which are properly executed and received by the Secretary of the Trust before the Meeting, will be voted at the Meeting in accordance with the shareholders’ instructions thereon. A shareholder may revoke the accompanying proxy at any time before it is voted by delivering to the Trust before the Meeting a written notification or revocation or a duly executed proxy card bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If no instruction is given on a signed and returned proxy card, it will be voted “FOR” the proposals and the proxies may vote in their discretion with respect to other matters not now known to the Board that may be properly presented at the Meeting. Any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder’s approving vote is with respect to the total shares that the shareholder is entitled to vote on such proposal.

All proxies voted, including abstentions, will be counted toward establishing a quorum. Abstentions do not constitute a vote “for” and effectively result in a vote “against.” Broker non-votes (where the underlying holder has not voted and the broker does not vote the shares) do not represent a vote “for” or “against” and are disregarded in determining whether a quorum was established or whether a proposal has received enough votes, except where a minimum number of the outstanding voting securities is required, in which case a broker non-vote effectively counts as a vote against the proposal.

Record Date/Shareholders Entitled to Vote

Shareholders of record of the Funds at the close of business on the Record Date are entitled to notice of, and to vote on, the proposals at the Meeting and any adjournment thereof. At the close of business on the Record Date, the Funds had the following outstanding shares:

Fund	Shares Outstanding as of Record Date (January 5, 2024)
AlphaTrak 500 Fund
Class M	2,503,733.420

Corporate Bond Fund
Class M	328,092.828
Class I	269,320.252

Sustainable Securitized Fund
Class M	3,800.213
Class I	797,532.392

Flexible Income Fund
Class M	6,174,262.083
Class I	37,660,816.289

Floating Rate Income Fund
Class M	1,185,982.537
Class I	32,478,186.224
Plan Class	1,104.232

High Yield Bond Fund
Class M	12,704,798.721
Class I	39,678,681.448

Intermediate Bond Fund
Class M	1,851,792.526
Class I	102,258,595.212

Investment Grade Credit Fund
Class M	696,826.214
Class I	1,386,337.387

Low Duration Bond Fund
Class M	19,022,412.112
Class I	140,581,667.905
Admin Class	971.435

Opportunistic High Income Credit Fund
Class M	13,905.089
Class I	177,318.423

Strategic Income Fund
Class M	8,483,991.779
Class I	3,940,026.243

Fund	Shares Outstanding as of Record Date (January 5, 2024)
Total Return Bond Fund
Class M	449,204,125.478
Class I	3,627,082,262.076
Class I-2	8,061,934.524
Plan Class	2,001,220,765.926
Admin Class	144,583,439.515

Ultra Short Bond Fund
Class M	3,281,787.080
Class I	9,433,752.943

Unconstrained Bond Fund
Class M	13,788,819.642
Class I	199,793,531.072
Plan Class	38,054,341.777

Quorum and Adjournment/Required Vote

Forty percent (40%) of the outstanding shares of the Trust on the Record Date, represented in person or by proxy, must be present to constitute a quorum with respect to the proposal presented. If a quorum is not present or represented by proxy at the Meeting, the holders of a majority of the shares present in person or by proxy shall have the power to adjourn the Meeting to a later date, without notice other than announcement at the Meeting, until a quorum shall be present or represented. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust to act as inspectors of election for the Meeting.

A plurality of shares voted is necessary to elect each Trustee, meaning that the nominee receiving more votes relative to any other nominee running against that person will be elected.

The shares of each Fund will be counted using dollar-based voting. This means that each share of a Fund will represent the number of votes equal to that share’s net asset value on the Record Date.

Shareholder Reports

The Trust will furnish, without charge, a copy of its annual report, for the fiscal year ended March 31, 2023, and the most recent semi-annual report for the six months ended September 30, 2023, to any shareholder upon request. Shareholders may obtain a copy of the annual report and semi-annual report by contacting the Trust at 515 South Flower Street, Los Angeles, California 90071 or by calling (800) 241-4671.

PROPOSAL: ELECTION OF TRUSTEES

The purpose of this proposal is to elect the Board of Trustees of the Trust who will assume office immediately upon election by shareholders. The Board is currently comprised of six members identified below. At a Board of Trustees meeting held on December 11, 2023, the Board unanimously nominated nine individuals (each a “Nominee”) to serve as Trustees of the Trust. The Board nominated all six current Trustees for re-election as Trustees. In addition, the Board nominated three Nominees for election who do not currently serve on the Board (each a “New Nominee”). Each Nominee has agreed to stand for election, serve if elected and hold office until his or her successor has been duly elected and qualified.

The following schedule sets forth certain information regarding each Nominee, including his or her age, address and any positions with the Trust, the length of time he or she has served as Trustee, if applicable, the Nominee’s principal occupations during the past five years (his or her titles may have varied during the period), the total number of separate portfolios in the fund complex the Nominee would oversee if elected, and certain other board memberships held by the Nominee during the past five years.

Nominees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) are referred to as “Independent Trustees.” Nominees who are “interested persons” of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.”

The following table sets forth certain information regarding the Nominees. The mailing address of each Trustee and executive officer of the Trust is 515 South Flower Street, Los Angeles, California 90071.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Nominee**	Other Directorships Held by Trustee or Nominee for Trustee
INDEPENDENT TRUSTEES***
Patrick C. Haden (1953)	Trustee	Indefinite term, since 2019	President (since 2003), Wilson Ave. Consulting (business consulting firm).	31	Auto Club (affiliate of AAA); TCW Funds, Inc. (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund)
Martin Luther King III (1957)	Trustee and Chairman of the Nominating and Governance Committee	Indefinite term, since 1997	President and Chief Executive Officer (since 1998), The King Center (non-profit organization). Since January 2006, he has served as Chief Executive Officer of Realizing the Dream, a non-profit organization that continues the humanitarian and liberating work of Dr. Martin Luther King, Jr. and Mrs. Coretta Scott King. He has been engaged as an independent motivational lecturer since 1980.	30	None
Peter McMillan (1957)	Trustee	Indefinite term, since 2009	Co-founder (since 2019), Pacific Oak Capital Advisors (investment advisory firm); Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (2005 – 2019), KBS Capital Advisors (a manager of real estate investment trusts).	31	Pacific Oak Strategic Opportunity REIT (real estate investments); Keppel Pacific Oak U.S. REIT (real estate investments); Pacific Oak Residential Trust (real estate investments); TCW Funds, Inc. (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund); TCW DL VII Financing LLC (private fund)

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Nominee**	Other Directorships Held by Trustee or Nominee for Trustee
Robert G. Rooney (1957)	Trustee	Indefinite term, since 2009	Founder (since August 2022), RGR Advisors CT, LLC (financial advisory firm); Senior Financial Advisor (August 2020 – March 2021), Chief Financial and Administrative Officer (November 2018 – August 2020), REEF Technology (real estate and technology services company); Chief Financial Officer (January 2018 – November 2018), Citizens Parking Inc. (nationwide automobile parking facilities).	30	None
Andrew Tarica (1959)	Trustee and Chairman of the Board	Indefinite term, since 2002 and 2008, respectively	Director of Fixed Income (since February 2022), Forest Road Securities (broker-dealer); Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company); Employee (2003 – January 2022), Cowen Prime Services (broker-dealer).	35	TCW Funds, Inc. (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Direct Lending VII, LLC (business development company); TCW Direct Lending VIII, LLC (business development company); TCW Star Direct Lending, LLC (business development company); TCW ETF Trust (exchange-traded fund)

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Nominee**	Other Directorships Held by Trustee or Nominee for Trustee
INTERESTED TRUSTEES****
Patrick Moore (1964)	Trustee	Indefinite term, since 2014	Group Managing Director (since 2000), Metropolitan West Asset Management, LLC (the “Adviser”), TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC. Mr. Moore is a member of the CFA Institute.	30	None
NOMINEES FOR INDEPENDENT TRUSTEE***
Victoria Rogers (1964)	Nominee	N/A	President and Chief Executive Officer (since 1996), The Rose Hills Foundation (charitable foundation).	31	Norton Simon Museum (art museum); Causeway Capital Management Trust (mutual funds); The Rose Hills Foundation (charitable foundation); Saint John’s Health Center Foundation (charitable foundation); TCW Funds, Inc. (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund)
Michael Swell (1966)	Nominee	N/A	Retired (since 2021); Partner and Managing Director (2007-2021), Goldman Sachs Asset Management (asset management company).	30	Apollo Realty Income Solutions Inc. (nontraded real estate investment trust)

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Nominee**	Other Directorships Held by Trustee or Nominee for Trustee
NOMINEE FOR INTERESTED TRUSTEE****
Megan McClellan (1978)	President and Principal Executive Officer; Nominee	N/A	Group Managing Director (since July 2023), The TCW Group, Inc., TCW LLC, the Adviser, TCW Investment Management Company LLC and TCW Asset Management Company LLC	30	None

*	A Trustee serves until his or her successor is duly elected and qualified or until the earlier of his or her, death, resignation, retirement or removal.

**	The Fund Complex consists of the Trust, TCW Funds, Inc., TCW ETF Trust and TCW Strategic Income Fund, Inc. Each Nominee is also nominated for election as a director of TCW Funds, Inc. and a trustee of TCW ETF Trust, and if so elected will oversee all funds in the Fund Complex (except for those trustees who do not currently serve as directors of TCW Strategic Income Fund, Inc.).

***	Denotes a Trustee or Nominee who is not an “interested” person of the Trust as defined in the 1940 Act.

****	Denotes a Trustee or Nominee who is an “interested” person of the Trust as defined in the 1940 Act, due to the relationship indicated with the Adviser.

OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years
Richard Villa (1964)	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since February 2021	Executive Vice President, Chief Financial Officer and Assistant Secretary (since 2008), the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC, The TCW Group, Inc. and (since 2016), TCW LLC; Treasurer, Principal Financial Officer and Principal Accounting Officer (since February 2014), TCW Funds, Inc. and TCW Strategic Income Fund, Inc.
Drew Bowden (1961)	Executive Vice President	Since December 2023	Executive Vice President, General Counsel and Secretary (since September 2023), the Adviser, TCW Investment Management Company LLC, The TCW Group, Inc., TCW Asset Management Company LLC, TCW LLC; Chief Operating Officer (August 2021- September 2023) Western Asset Management Company; Executive Vice President and General Counsel (March 2020-February 2021) and Senior Vice President and General Counsel (May 2015-March 2020), Jackson Financial Inc.
Eric Chan (1978)	Assistant Treasurer	Since 2010	Managing Director of Fund Operations (since November 2006), the Adviser and (since 2009), TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC; Assistant Treasurer (since 2009), TCW Funds, Inc. and TCW Strategic Income Fund, Inc. Mr. Chan is a Certified Public Accountant
Lisa Eisen (1963)	Tax Officer	Since December 2016	Tax Officer (since December 2016), TCW Funds, Inc. and TCW Strategic Income Fund, Inc.; Managing Director and Director of Tax (since August 2016), TCW LLC.
Gladys Xiques (1973)	Chief Compliance Officer and Anti-Money Laundering Officer	Since January 2021	Chief Compliance Officer and AML Officer (since January 2021), TCW Funds, Inc. and TCW Strategic Income Fund, Inc.; Group Managing Director and Global Chief Compliance Officer (since January 2021), the Adviser, TCW LLC, TCW Investment Management Company LLC and TCW Asset Management Company LLC; Global Chief Compliance Officer (since January 2021), The TCW Group, Inc.; Senior Vice President (February 2015 – December 2020), the Adviser, TCW LLC, TCW Investment Management Company LLC and TCW Asset Management Company LLC

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years
Peter Davidson (1972)	Vice President and Secretary	Since September 2022 and December 2023, respectively	Senior Vice President, Associate General Counsel and Assistant Secretary (since July 2022), the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC, TCW LLC; Vice President and Assistant Secretary (since September 2022), TCW Funds, Inc. and TCW Strategic Income Fund, Inc.; Assistant General Counsel – Investment Products and Advisory Services (2020 – July 2022), The Northwestern Mutual Life Insurance Company; Associate General Counsel (2019 – August 2020), Resolute Investment Managers; Assistant General Counsel (2003 – October 2019), Invesco Ltd.

*	An officer serves until his or her successor is duly elected and qualified or until the earlier of his or her, death, resignation, retirement or removal.

Board Meetings and Standing Committees

During the fiscal year ended March 31, 2023, the Board met five times. Each incumbent Trustee attended at least 75% of all meetings of the Board held during the fiscal year, including the meetings of the Board’s committees on which such Trustee was a member. The Trust does not hold annual shareholders meetings and, therefore, the Board does not have a policy with regard to Trustee attendance at such meetings.

The Board has an Audit Committee consisting of Messrs. Haden, King, McMillan, Rooney and Tarica. Mr. Rooney serves as the Chairman of the Audit Committee. If elected as a Trustee, the Board intends to appoint Ms. Rogers as Chair of the Audit Committee. All of the members of the Audit Committee are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”). The Audit Committee reviews the scope and results of the Trust’s annual audit with the Trust’s independent registered public accountants, recommends the engagement of such accountants and approves all audit services and permissible non-audit services. The Audit Committee met two times during the fiscal year ended March 31, 2023.

The Board has a Nominating and Governance Committee consisting of all the Independent Trustees. Mr. King is Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee (i) evaluates the qualifications of Board member candidates and makes nominations for Independent Trustee membership on the Board; (ii) recommends Trustee compensation for consideration by the full Board; and (iii) considers general matters of Trust governance and Board operations. The Nominating and Governance Committee met one time during the fiscal year ended March 31, 2023.

Additional Information About the Nominees

The Board took into account a variety of factors in the selection of candidates to serve as a Trustee, including the composition of the Board. Generally, no one factor was decisive in the selection of an individual to nominate for election to the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; and (iii) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills, experience and attributes on the Board. In addition, the Nominees also possess various other intangible qualities such as intelligence, work ethic, the ability to work together, to communicate effectively, to ask incisive questions and exercise judgment, and to oversee the business of the Trust. The Board also considered, among other factors, the particular attributes described below with respect to the various individual Nominees.

Patrick C. Haden. Mr. Haden is the President of Wilson Ave. Consulting. From July 2016 through June 2017, he served as the Senior Advisor to the President of the University of Southern California. He also currently serves on the board of directors of Auto Club, an affiliate of AAA, and as the Independent Chairman of the board of TCW Funds, Inc., a series of mutual funds, and TCW Strategic Income Fund, Inc., a publicly traded closed-end fund. Previously, he was the Athletic Director of the University of Southern California. Mr. Haden is a Rhodes Scholar and prior to August 2010 was a member of the board of trustees of the University of Southern California.

Martin Luther King III. Mr. King is a nationally prominent community leader and organizer. He has held leadership positions with various community organizations including serving as President and Chief Executive Officer of The King Center (since 1998) and as Chief Executive Officer of Realizing the Dream (since January 2006).

Megan McClellan. Ms. McClellan is Head of Corporate Strategy for TCW. In this role, she develops and implements long-term strategic plans for TCW focused on growth and innovation with President and CEO Katie Koch. Prior to joining TCW, Ms. McClellan spent more than 15 years at J.P. Morgan where she held a number of senior roles across the firm, including Global Head of Private Credit, CFO of Asset Management, and Head of U.S. Fixed Income for Wealth Management. Prior to her leadership roles, Ms. McClellan was a fixed income trader and portfolio manager. Active in the community, Ms. McClellan serves as Co-Chair for the Philips Andover Academy Development Board and as a Member of the Board of the Block Island Maritime Institute. She volunteers with the SPCA of Westchester County.

Peter McMillan. Mr. McMillan is a Co-Founder of Pacific Oak Capital Advisors, an investment advisory firm, and Co-Founder, Managing Partner and Chief Investment Officer of Temescal Canyon Partners, an investment advisory firm. He is a Co-Founder of KBS Capital Advisors, a manager of real estate investment trusts, and from 2005 through 2019, served as Executive Vice President. Mr. McMillan serves on the boards of various Pacific Oak real estate investment trusts, TCW Funds, Inc., TCW Strategic Income Fund, Inc., and TCW DL VII Financing LLC. Prior to forming Willowbrook Capital Group in 2000, Mr. McMillan served as the Executive Vice President and Chief Investment Officer of Sun America Investments, Inc. Prior to 1989, he served as Assistant Vice President for Aetna Life Insurance and Annuity Company with responsibility for the company’s fixed income portfolios.

Patrick Moore. Mr. Moore is an executive officer with the Advisor and has many years of experience with the Advisor’s portfolio management activities for its clients, including the Funds.

Victoria B. Rogers. Ms. Rogers is President and Chief Executive Officer of The Rose Hills Foundation. She also serves on the boards of Norton Simon Museum, Saint John’s Health Center Foundation, The Rose Hills Foundation, TCW Funds, Inc., TCW Strategic Income Fund, Inc., and Causeway Capital Management Trust, a mutual fund complex. Previously, Ms. Rogers served on the boards of The Chandler School, The Hotchkiss School, Polytechnic School, Stanford University, USA Water Polo, USC Rossier School of Education and the YMCA of Metropolitan Los Angeles. Ms. Rogers has substantial experience in the area of taxes, accounting, non-profit organizations and foundation management, having been previously employed by Deloitte, Security Pacific Bank and The Whittier Trust Company.

Robert G. Rooney. Mr. Rooney has many years of senior executive and board experience with various companies, including in-depth experience with financial matters. He has served as Chief Financial and Administrative Officer of REEF Technology from November 2018 to August 2020 and Senior Financial Advisor from August 2020 to March 2021. Previously, he was Chief Financial Officer of Citizens Parking Inc. from January 2018 to November 2018, Chief Financial Officer of Novitex Enterprise Solutions, Inc. from 2015 to 2017, Partner at Televerse Media from 2011 to 2015 and was Executive Vice President and interim Chief Financial Officer at Affinion from October 2005 to January 2006. Between November 2004 and October 2005, Mr. Rooney was Executive Vice President at CMG (predecessor to Affinion) and between January 2004 and October 2004, Mr. Rooney was Executive Vice President and Chief Financial Officer at CMG. From July 2001 to January 2004, Mr. Rooney was Executive Vice President and Chief Financial Officer at Trilegiant, a subsidiary of Affinion.

Michael Swell. Mr. Swell has many years of experience as an executive in the securities industry. He served as Partner and Managing Director of Goldman Sachs Asset Management from 2007 to 2021 where he led portfolio management globally across all fixed income products. He founded and served as portfolio manager on a number of flagship fixed income funds/strategies and has successfully trained, mentored and managed a large number of employees. Prior to joining Goldman Sachs, Mr. Swell was a senior managing director and led the fixed income team at Friedman, Billings & Ramsey. Prior to Friedman, Billings & Ramsey, Mr. Swell was vice president and head of securities sales and trading at Freddie Mac.

Andrew Tarica. Since 2001, Mr. Tarica has been Chief Executive Officer of Meadowbrook Capital Management, a fixed-income credit asset management company that also manages a fixed income hedge fund. In February 2022, Mr. Tarica joined Forest Road Securities as Director of Fixed Income. From 2003 through 2010, Mr. Tarica served as an employee of the broker-dealer business of Sanders Morris Harris, a Houston, Texas-based asset manager and broker-dealer, where he managed a fixed-income portfolio. Sanders Morris Harris’ broker-dealer business became Concept Capital Markets, LLC in 2010. In September 2015, Concept Capital Markets, LLC was purchased by Cowen & Co, where Mr. Tarica was employed until January 2022. From 1992 to 1999 Mr. Tarica was the global head of the high grade corporate bond department at Donaldson, Lufkin & Jenrette. From 1990 to 1992 he ran the investment grade sales and trading department at Kidder Peabody. He began his career at Drexel Burnham in 1983 in the investment grade trading area, where he eventually became the head of trading. Mr. Tarica also serves on the boards of the TCW Funds, Inc., TCW Strategic Income Fund, Inc., TCW Direct Lending VII, LLC, TCW Direct Lending VIII, LLC, TCW Star Direct Lending, LLC and TCW ETF Trust.

Security and Other Interests

The table below sets forth the dollar range of equity securities beneficially owned by each Trustee or Nominee in each Fund of the Trust and, on an aggregate basis, in any registered investment company overseen by the Trustee within the Trust’s family of investment companies, as of the Record Date.

Name of Trustee or Nominee	Dollar Range of Equity Securities in the Funds (1) (Amounts in Parentheses are Deferred Trustees’ Fees Invested in the Funds as of the Record Date)

Aggregate Dollar Range of Equity

Securities in All Registered

Investment Companies Overseen

by Trustee in Family of

Investment Companies

(Deferred Trustees’ Fees Invested

in Funds as of the Record Date)

INDEPENDENT TRUSTEES AND NOMINEES*
Patrick C. Haden	Over $100,000	Over $100,000
Martin Luther King, III	$1-$10,000	$1-$10,000
Peter McMillan	(Over $100,000)	(Over $100,000)
Victoria B. Rogers	None	Over $100,000
Robert Rooney	(Over $100,000)	(Over $100,000)
Michael Swell	None	None
Andrew Tarica	(Over $100,000)	(Over $100,000)
INTERESTED TRUSTEE AND NOMINEE**
Megan McClellan	$50,001-$100,000	$50,001-$100,000
Patrick Moore	Over $100,000	Over $100,000

(1)	Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the “1934 Act”) include direct and or indirect ownership of securities where the trustee’s economic interest is tied to the securities, employment ownership and securities when the trustee can exert voting power and when the trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000.

*	Denotes a Trustee or Nominee who is not an “interested” person of the Trust as defined in the 1940 Act.

**	Denotes a Trustee or Nominee who is an “interested” person of the Trust as defined in the 1940 Act, due his or her relationship with the Adviser.

As of December 31, 2023, none of the Independent Trustees, or their immediate family members owned, beneficially or of record, any securities in the Adviser or principal underwriter of the Trust, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or principal underwriter of the Trust.

Compensation

The Trust does not pay salaries to any of its officers or fees to any of its Trustees who are affiliated with the Adviser. Effective January 1, 2022, each Independent Trustee receives an annual retainer of $150,000, with the Independent Chairman of the Board receiving an additional annual retainer of $60,000. Also effective January 1, 2022, the Chairman of the Audit Committee receives an additional annual retainer of $40,000, and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $20,000. Each Independent Trustee also receives $10,000 for attendance at each of five regularly scheduled meetings during the year and/or $2,500 for telephone attendance at a regularly scheduled or special meeting. The total compensation paid by the Trust to each Independent Trustee for the fiscal year ended March 31, 2023 is set forth below.

Name Of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Retirement Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex(3) Paid to Trustees
Ronald J. Consiglio(1)	$ 200,000	None	None	$ 200,000
Patrick C. Haden	$ 200,000	None	None	$ 423,600
Martin Luther King III	$ 220,000	None	None	$ 220,000
Andrew Tarica(2)	$ 260,000	None	None	$ 432,000
Peter McMillan(2)	$ 200,000	None	None	$ 372,000
Robert G. Rooney	$ 240,000	None	None	$ 240,000

(1)	Mr. Consiglio retired from the Board on December 31, 2023.

(2)	Messrs. Tarica and McMillan participated in a deferred compensation plan for certain eligible Trustees of the Trust during the last fiscal year. The total value of deferred compensation as of March 31, 2023 was as follows: $2,219,141 for Mr. Tarica and $1,502,310 for Mr. McMillan. The deferred compensation plan is discussed in more detail below.

(3)	Includes TCW Funds, Inc. and TCW Strategic Income Fund, Inc., each a registered investment company advised by TCW Investment Management Company LLC, an affiliate of the Adviser.

Deferred Compensation Plan

The Trust has an unfunded, non-qualified deferred compensation plan (the “Plan”) for certain eligible Trustees. The Plan allows Trustees to defer some or all of their annual trustees’ fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee’s deferral account, which is no later than when the Trustee ceases to be a member of the Board of Trustees, deferred fees will be paid out in a single sum in cash or a maximum of ten annual installments.

Vote Required and Recommendation

The election of each Nominee as a Trustee requires a plurality of the shares voting for this proposal. When there are nine trustee nominees up for election, as is the case here, a vote by plurality means the nine Trustee nominees with the highest number of affirmative votes will be elected, regardless of the votes withheld for the candidates.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, BELIEVES THAT THE ELECTION OF EACH OF THE NOMINEES IS IN THE BEST INTERESTS OF THE TRUST AND ITS SHAREHOLDERS. THE BOARD RECOMMENDS A VOTE “FOR” EACH NOMINEE LISTED IN THIS PROPOSAL.

GENERAL INFORMATION

Other Matters to Come Before the Meeting

The Board does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

Expenses

The expenses incurred in connection with the Meeting, including printing, mailing, solicitation and vote tabulation and proxy soliciting expenses, legal fees, and out-of-pocket expenses will be shared by the Adviser and the Trust, with the Adviser paying 27 percent of those costs and the remaining 73 percent to be borne by the Trust.

Solicitation of Proxies

Solicitation will be primarily by mail, email and telephone, but officers of the Funds or regular employees of the Adviser may also solicit without compensation by telephone, electronic communication or personal contact. The Funds will also retain EQ Fund Solutions to assist in the solicitation process at a cost not expected to exceed $15,000 with respect to the Funds’ share of that firm’s fees.

Adviser

Metropolitan West Asset Management, LLC, with principal offices at 515 South Flower Street, Los Angeles, California 90071, acts as the investment adviser to the Funds and generally administers the affairs of the Trust. Subject to the direction and control of the Board of Trustees, the Adviser supervises and arranges the purchase and sale of securities and other assets held in the portfolio of the Funds. The Adviser was founded in 1996, and is a wholly owned subsidiary of TCW Asset Management Company LLC, which is a wholly owned subsidiary of The TCW Group, Inc. (“TCW Group”). The Adviser had approximately $102.8 billion under management or committed to management as of December 31, 2023. The Adviser, together with TCW Group and its other subsidiaries, which provide a variety of investment management and investment advisory services, had approximately $209.6 billion under management or committed to management, including $177.5 billion of fixed income investments, as of December 31, 2023.

The following table provides the name and principal occupation of each executive officer of the Adviser. The address of each officer of the Adviser is c/o Metropolitan West Asset Management, LLC, with principal offices at 515 South Flower Street, Los Angeles, California 90071.

Member or Executive Officer	Principal Occupation(s)
Kathryn Koch	President and Chief Executive Officer (since February 2023), The TCW Group, Inc., TCW LLC, the Adviser, TCW Investment Management Company LLC and TCW Asset Management Company LLC, and (February 2023 to December 2023)of TCW Funds, Inc. and TCW Strategic Income Fund, Inc.
Liz Kraninger	Executive Vice President and Co-Chief Operating Officer (since March 2021), The TCW Group, Inc., TCW LLC, the Adviser, TCW Investment Management Company LLC and TCW Asset Management Company LLC.
Melissa Stolfi	Executive Vice President and Co-Chief Operating Officer (since November 2023), The TCW Group, Inc., TCW LLC, the Adviser, TCW Investment Management Company LLC and TCW Asset Management Company LLC.

Member or Executive Officer	Principal Occupation(s)
Richard Villa	Executive Vice President, Chief Financial Officer and Assistant Secretary (since 2008) of the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC and The TCW Group, Inc. and (since 2016) TCW LLC; Treasurer, Principal Financial Officer and Principal Accounting Officer (since February 2014) of TCW Funds, Inc. and TCW Strategic Income Fund, Inc.
Drew Bowden	Executive Vice President, General Counsel and Secretary (since September 2023), the Adviser, TCW Investment Management Company LLC, The TCW Group, Inc., TCW Asset Management Company LLC, TCW LLC.
Peter Davidson	Senior Vice President, Associate General Counsel and Assistant Secretary (since July 2022), the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC, TCW LLC; Vice President (since September 2022) and Secretary (since December 2023), TCW Funds, Inc. and TCW Strategic Income Fund, Inc.

The following table sets forth the Trustees and officers of the Trust who are also an officer, employee or member of the Adviser.

Member or Executive Officer	Position with the Trust	Position with the Adviser
Patrick Moore	Trustee and Nominee	Group Managing Director
Eric Chan	Assistant Treasurer	Managing Director of Fund Operations
Megan McClellan	President and Principal Executive Officer	Group Managing Director
Richard Villa	Treasurer, Principal Financial Officer and Principal Accounting Officer	Executive Vice President, Chief Financial Officer and Secretary
Drew Bowden	Executive Vice President	Executive Vice President, General Counsel and Secretary
Gladys Xiques	Chief Compliance Officer and Anti-Money Laundering Officer	Group Managing Director and Global Chief Compliance Officer
Peter Davidson	Vice President and Secretary	Senior Vice President, Associate General Counsel and Assistant Secretary

Control Persons and Principal Holders of Securities

To the knowledge of the Trust, as of the Record Date, each of the nominees and executive officers of the Trust beneficially owned individually and collectively as a group less than 1% of the outstanding shares of any Fund.

Appendix A to this Proxy Statement lists the persons that, to the knowledge of the Trust, owned beneficially 5% or more of the outstanding shares of any class of a Fund as of the Record Date. A shareholder who beneficially owns, directly or indirectly, more than 25% of the Funds’ voting securities may be deemed a “control person” (as defined in the 1940 Act) of the Fund.

Principal Underwriter

The principal underwriter of the Funds’ shares is TCW Funds Distributors LLC (the “Distributor”). The Distributor offers the Funds’ shares to the public on a continuous basis. The address of the Distributor is 515 South Flower Street, Los Angeles, California 90071.

Administrator and Transfer Agent

BNY Mellon Investment Servicing (the “Administrator”) serves as administrator and transfer agent of the Funds. The Administrator provides management and administrative services necessary for the operation of the Funds. The business address of BNY Mellon Investment Servicing is Attention: 534453, 500 Ross Street, 154-0520, Pittsburgh, Pennsylvania 15262.

Independent Auditors

Deloitte & Touche LLP, 555 W 5th St., Suite 2700, Los Angeles, CA 90013 serves as the Funds’ independent auditor.

Shareholder Proposals

The Trust is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. Any shareholder who wishes to submit proposals to be considered at a special meeting of the shareholders should send such proposals to the Secretary of the Trust at 515 South Flower Street, Los Angeles, California 90071. A shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at the address above in a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, the inclusion of any such proposals is subject to limitations under applicable federal and state laws.

Shareholder Communications

Shareholders of a Fund who wish to send communications to the Board or specific Trustees should submit the communication in writing to the attention of the Secretary of the Trust at 515 South Flower Street, Los Angeles, California 90071, identifying the correspondence as intended for the Board or a specified Trustee. The Secretary will maintain a copy of any such communication and will promptly forward it to the Board or a specified Trustee, as appropriate.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE IF RETURNING BY MAIL. YOU MAY ALSO SUBMIT YOUR PROXY ON-LINE OR BY TELEPHONE.

/s/ Peter Davidson
Peter Davidson, Vice President and Secretary

January 10, 2024

APPENDIX A

As of December 31, 2023, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Funds, except as follows:

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number	Percent of Fund
ALPHATRAK 500 FUND - CLASS M
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	475,454.761	18.79%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	391,799.189	15.49%
LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	376,443.217	14.88%
EMPOWER TRUST FBO EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	213,193.626	8.43%
NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	182,632.880	7.22%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	136,937.316	5.41%
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	136,181.657	5.38%
CORPORATE BOND FUND - CLASS I
TCW ASSET MANAGEMENT COMPANY INTERNATIONAL LTD 865 S FIGUEROA ST STE 1800 LOS ANGELES CA 90017	97,466.784	36.17%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	60,764.889	22.55%
JERRY MICHAEL CUDZIL & LORIE ELIZABETH CUDZIL TTEES CUDZIL REVOCABLE LIVING TRUST U/A DTD 11/02/2020 641 ALMA REAL DR PACIFIC PALISADES CA 90272-4422	16,675.920	6.19%
DAVID LIPPMAN & JODY LIPPMAN TTEES DAVID & JODY LIPPMAN FAMILY TRUST U/A DTD 11/12/2008 1341 SAN REMO DR PACIFIC PALISADES CA 90272-4009	16,666.627	6.18%
CETERA INVESTMENT SVCS (FBO) LEBANK 8AH-00075-13 600 INWOOD AVE N OAKDALE MN 55128	15,479.635	5.74%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	13,605.107	5.05%
CORPORATE BOND FUND - CLASS M
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	112,848.688	34.28%
TCW ASSET MANAGEMENT COMPANY INTERNATIONAL LTD 865 S FIGUEROA ST STE 1800 LOS ANGELES CA 90017	96,141.906	29.20%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	90,551.202	27.51%
FLEXIBLE INCOME FUND - CLASS I
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	21,303,928.319	57.70%

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	5,818,050.159	15.76%
SEI PRIVATE TRUST COMPANY C/O ID 337 ATTN: MUTUAL FUNDS ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	2,368,264.381	6.41%
FLEXIBLE INCOME FUND - CLASS M
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	4,248,993.356	68.60%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	1,529,128.105	24.69%
FLOATING RATE INCOME FUND - CLASS I
SEI PRIVATE TRUST COMPANY C/O PRINCIPAL FINANCIAL ID 636 ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	4,793,311.803	14.75%
BUREAU OF LABOR FUNDS LABOR PENSION FUND DTD 11/16/2016 10F NO 6 SEC 1 ROOSEVELT RD ZHOGZHERG DIST TOPEI CITY 100 TAIWAN R.O.C	2,366,715.267	7.28%
THE NORTH CAROLINA SUPPLEMENTAL RETIREMENT PLANS GROUP TRUST U/A DTD 08/11/2015 3200 ATLANTIC AVE RALEIGH NC 27604-1668	1,941,595.590	5.97%
FIDELITY MANAGEMENT TR CO TTEE MASTER TRUST FOR DC PLANS OF AMERICAN AIRLINES & US AIRWAYS ET U/A DTD 01/01/2012 4333 AMON CARTER BLVD MD 5662 FORT WORTH TX 76155	1,649,257.091	5.07%

FLOATING RATE INCOME FUND - CLASS M
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	421,371.746	35.40%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	368,307.733	30.95%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	104,451.342	8.78%
JEFFERSON BANK 1777 NE LOOP 410 SUITE 100 PO BOX 5190 SAN ANTONIO TX 78217	98,491.634	8.28%
FLOATING RATE INCOME FUND - PLAN CLASS
TCW ASSET MANAGEMENT COMPANY INTERNATIONAL LTD 865 S FIGUEROA ST STE 1800 LOS ANGELES CA 90017	1,104.232	100.00%
HIGH YIELD BOND FUND - CLASS I
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	4,545,876.530	11.44%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	4,062,811.707	10.22%
BUREAU OF LABOR FUNDS LABOR PENSION FUND DTD 11/16/2016 10F NO 6 SEC 1 ROOSEVELT RD ZHOGZHERG DIST TOPEI CITY 100 TAIWAN R.O.C	3,704,923.525	9.32%

CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	1,990,707.114	5.01%
HIGH YIELD BOND FUND - CLASS M
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	5,824,439.248	45.41%
NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	4,481,914.503	34.94%
INTERMEDIATE BOND FUND - CLASS I
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	29,368,190.365	28.77%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	19,546,988.630	19.15%
THE TRUST COMPANY OF TENNESSEE 4823 OLD KINGSTON PIKE, SUITE 100 KNOXVILLE TN 37919	11,907,287.324	11.67%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	10,804,391.802	10.59%
INTERMEDIATE BOND FUND - CLASS M
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	693,538.992	37.55%

NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	393,783.983	21.32%
MATRIX TRUST COMPANY CUST. FBO TYDINGS & ROSENBERG LLP 717 17TH STREET SUITE 1300 DENVER CO 80202	246,474.440	13.35%
EMPOWER TRUST FBO EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	204,034.943	11.05%
INVESTMENT GRADE CREDIT FUND - CLASS I
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	513,723.425	39.84%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	387,870.571	30.08%
TCW ASSET MANAGEMENT COMPANY INTERNATIONAL LTD 865 S FIGUEROA ST STE 1800 LOS ANGELES CA 90017	112,893.470	8.76%
BRYAN T WHALEN & CORINN CROSS TTEES THE WHALEN FAMILY TRUST U/A DTD 06/15/2007 520 TOYOPA DR PACIFIC PALISADES CA 90272-4469	97,381.445	7.55%
DAVID LIPPMAN & JODY LIPPMAN TTEES DAVID & JODY LIPPMAN FAMILY TRUST U/A DTD 11/12/2008 1341 SAN REMO DR PACIFIC PALISADES CA 90272-4009	87,877.164	6.82%
INVESTMENT GRADE CREDIT FUND - CLASS M
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	308,834.618	44.18%

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	212,271.790	30.36%
TCW ASSET MANAGEMENT COMPANY INTERNATIONAL LTD 865 S FIGUEROA ST STE 1800 LOS ANGELES CA 90017	111,601.897	15.96%
TD AMERITRADE INC FBO THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	44,565.663	6.37%
LOW DURATION BOND FUND - ADMIN CLASS
TCW ASSET MANAGEMENT COMPANY INTERNATIONAL LTD 865 S FIGUEROA ST STE 1800 LOS ANGELES CA 90017	971.264	99.98%
LOW DURATION BOND FUND - CLASS I
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	38,471,545.857	27.29%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	33,082,872.920	23.47%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	14,189,503.556	10.07%
MERRILL LYNCH PIERCE FENNER & SMITH INC SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR EAST 3RD FLOOR JACKSONVILLE FL 32246	11,435,335.998	8.11%
MAC & CO A/C 290479 ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258	7,555,379.429	5.36%

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7,205,144.615	5.11%
LOW DURATION BOND FUND - CLASS M
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	11,362,672.296	59.56%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	3,650,401.843	19.13%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	1,004,936.812	5.27%
OPPORTUNISTIC HIGH INCOME CREDIT FUND - CLASS I
BRYAN T WHALEN & CORINN CROSS TTEES THE WHALEN FAMILY TRUST U/A DTD 06/15/2007 520 TOYOPA DR PACIFIC PALISADES CA 90272-4469	64,054.763	36.12%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	50,218.553	28.32%
JERRY MICHAEL CUDZIL & LORIE ELIZABETH CUDZIL TTEES CUDZIL REVOCABLE LIVING TRUST U/A DTD 11/02/2020 641 ALMA REAL DR PACIFIC PALISADES CA 90272-4422	20,905.874	11.79%
STEVEN JOHN PURDY 469 20TH ST SANTA MONICA CA 90402-0000	12,810.957	7.22%

OPPORTUNISTIC HIGH INCOME CREDIT FUND - CLASS M
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	9,012.182	71.15%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	3,641.820	28.75%
STRATEGIC INCOME FUND - CLASS I
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	1,424,245.711	36.33%
LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	1,086,498.816	27.72%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	507,747.312	12.95%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	384,736.705	9.81%
STRATEGIC INCOME FUND - CLASS M
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	6,687,224.622	78.94%
NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	1,405,014.819	16.59%

SUSTAINABLE SECURITIZED FUND - CLASS I
TCW ASSET MANAGEMENT COMPANY INTERNATIONAL LTD 865 S FIGUEROA ST STE 1800 LOS ANGELES CA 90017	533,868.719	66.84%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	200,424.977	25.09%
BRYAN T WHALEN & CORINN CROSS TTEES THE WHALEN FAMILY TRUST U/A DTD 06/15/2007 520 TOYOPA DR PACIFIC PALISADES CA 90272-4469	53,729.854	6.73%
SUSTAINABLE SECURITIZED FUND - CLASS M
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	2,049.754	53.70%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	1,756.326	46.02%
TOTAL RETURN BOND FUND - ADMIN CLASS
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	67,859,633.167	46.79%
MINNESOTA LIFE INSURANCE CO 400 ROBERT ST N SAINT PAUL MN 55101-2037	30,552,489.651	21.07%
TOTAL RETURN BOND FUND - CLASS I
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	652,673,267.102	17.94%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	528,263,957.856	14.52%

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	495,833,721.294	13.63%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	455,162,588.208	12.51%
TOTAL RETURN BOND FUND - CLASS M
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	162,289,781.653	35.91%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	138,764,794.054	30.71%
TOTAL RETURN BOND FUND - CLASS I-2
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	7,927,925.446	99.52%
TOTAL RETURN BOND FUND - PLAN CLASS
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	405,706,494.631	20.10%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	165,068,845.696	8.18%

CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	133,881,667.026	6.63%
ULTRA SHORT BOND FUND - CLASS I
NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	4,696,943.185	48.77%
AMERICAN ENTERPRISE INVESTMENT SVC (FBO) # 41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	1,677,426.557	17.42%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	1,107,740.010	11.50%
LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	846,662.063	8.79%
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	689,641.140	7.16%
ULTRA SHORT BOND FUND - CLASS M
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	1,249,520.778	38.15%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	728,118.684	22.23%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	705,549.602	21.54%

UNCONSTRAINED BOND FUND - CLASS I
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	38,149,311.792	19.07%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	37,957,691.015	18.98%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	15,060,120.748	7.53%
BUREAU OF LABOR FUNDS LABOR PENSION FUND DTD 11/16/2016 10F NO 6 SEC 1 ROOSEVELT RD ZHOGZHERG DIST TOPEI CITY 100 TAIWAN R.O.C	10,021,014.295	5.01%
UNCONSTRAINED BOND FUND - CLASS M
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	7,169,917.063	52.02%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	3,161,914.355	22.94%
VANGUARD BROKERAGE SERVICES A/C 11111111 100 VANGUARD BLVD MALVERNA PA 19355	1,414,998.807	10.27%
UNCONSTRAINED BOND FUND - PLAN CLASS
TEXAS TREASURY SAFEKEEPING TRUST COMPANY(TESTIF) 208 E 10TH ST 4TH FL AUSTIN TX 78701	27,128,576.978	71.30%
CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	9,314,188.329	24.48%

METROPOLITAN WEST FUNDS

515 South Flower Street
Los Angeles, California 90071

PROXY CARD FOR SPECIAL MEETING OF SHAREHOLDERS – February 15, 2024

This proxy is solicited on behalf of the Board of Trustees of the Trust for the Special Meeting of Shareholders to be held on February 15, 2024.

The undersigned hereby appoints Andrew Bowden and Peter Davidson as proxies, each with the power to appoint his or her substitute and to vote the shares held by him or her at the Special Meeting of Shareholders of Metropolitan West Funds (the “Meeting”) to be held on February 15, 2024 at 9:00 a.m. Pacific Time at TCW, 515 South Flower Street, Los Angeles, California 90071 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies’ discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN OR SUBMIT IT IN THE ENCLOSED ENVELOPE, ON-LINE OR BY TELEPHONE.

THIS PROXY CARD WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY CARD WILL BE VOTED “FOR” ALL PROPOSALS.

Please indicate your vote by marking the appropriate box. Example: [X]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

To approve the election of nine Trustees:

Patrick C. Haden	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN
Martin Luther King III	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN
Megan McClellan	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN
Peter McMillan	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN
Patrick Moore	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN
Victoria B. Rogers	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN
Robert G. Rooney	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN
Michael Swell	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN
Andrew Tarica	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

IMPORTANT

IN ORDER TO AVOID THE DELAY AND EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SIGN AND DATE BELOW BEFORE MAILING.

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Trust receives specific written notice to the contrary from any one of them.

Signature

Signature (if held jointly)

Date: __________________________, 2024

[   ] CHECK HERE IF YOU PLAN TO ATTEND THE MEETING. (___ PERSON(S) WILL ATTEND)